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                                                                      EXHIBIT 23













                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







         As independent public accountants, we hereby consent to the incorporation by reference of our reports dated January 30, 1998 and to all references to our firm, included in this Form 10-k, into the Company's previously filed Registration Statement File Nos. 33-65604, 33-66780, 33-59938, 33-64628, 33-64741, 33-63523 and 333-38847.



                                                     ARTHUR ANDERSEN LLP









Atlanta, Georgia
March 3, 1998